EATON VANCE FLORIDA PLUS MUNICIPALS FUND Supplement to Prospectus dated December 1, 2007

On June 16, 2008, the Board of Trustees of Eaton Vance Municipals Trust (the "Trust") voted to recommend that shareholders approve the merger of Eaton Vance Florida Plus Municipals Fund ("Florida Fund") into Eaton Vance National Municipals Fund ("National Fund"), a diversified national municipal bond fund with substantially similar investment objectives and policies to the Florida Fund. Specifically, the Board approved an Agreement and Plan of Reorganization ("Plan of Reorganization") with respect to the merger (the "Reorganization") as discussed in more detail below, subject to the approval of shareholders.

Under the terms of the Plan of Reorganization, Florida Fund will transfer all of its assets to National Fund in exchange for shares of National Fund, and National Fund will assume the liabilities of Florida Fund. Immediately following the exchange, which will be effected on the basis of the relative net asset values of the Funds, Florida Fund will distribute shares of National Fund to its shareholders pro rata in liquidation of Florida Fund. Shareholders of Florida Fund will become shareholders of National Fund by effectively having their Florida Fund shares exchanged for corresponding Class A, B or C shares of National Fund equal in value to their Florida Fund shares.

Shareholders of Florida Fund will be asked to approve the Reorganization at a meeting scheduled to be held on October 31, 2008. Approximately 60 days before the meeting, a Proxy Statement/Prospectus describing the Reorganization will be delivered to Florida Fund shareholders of record as of August 22, 2008.

It is expected that the Reorganization will be treated as a tax-free reorganization for federal tax purposes. Shareholders should consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

June 30, 2008                                                                                                                                                       TFC2/1PS